                                                                   EXHIBIT 10.29


                                                                 EXECUTION COPY





                               DTI HOLDINGS, INC.
                            (a Missouri corporation)


                          506,000 Units Consisting of
                     12 1/2% Senior Discount Notes due 2008
                     and Warrants to Purchase Common Stock


                               PURCHASE AGREEMENT





                           Dated:  February 13, 1998

                               TABLE OF CONTENTS



SECTION 1.  Representations and Warranties                                  2
   (a)      Representations and Warranties by the Company                   2
             (i)     Similar Offerings                                      3
             (ii)    Offering Memorandum                                    3
             (iii)   Independent Accountants                                3
             (iv)    Financial Statements                                   3
             (v)     No Material Adverse Change in Business                 3
             (vi)    Good Standing                                          4
             (vii)   Subsidiaries                                           4
             (viii)  Capitalization                                         4
             (ix)    Authorization of Agreement                             4
             (x)     Authorization of the Indenture                         4
             (xi)    Authorization of the Notes                             5
             (xii)   Authorization of the Warrant Agreement                 5
             (xiii)  Authorization of the Warrants                          5
             (xiv)   Authorization of the Warrant Shares                    5
             (xv)    Authorization of the Registration Rights  Agreement    6
             (xvi)   Authorization of the Warrant Registration Rights
                     Agreement                                              6
             (xvii)  Description of the Registration Rights Agreement,
                     Warrant Registration Rights Agreement, the Securities,
                     the Notes, the Warrants, the Common Stock, the
                     Warrant Agreement and the Indenture                    6
             (xviii) Absence of Defaults and Conflicts                      6
             (xix)   Absence of Labor Dispute                               7
             (xx)    Absence of Proceedings                                 7
             (xxi)   Possession of Intellectual Property                    8
             (xxii)  Absence of Further Requirements                        8
             (xxiii) Possession of Licenses and Permits                     8
             (xxiv)  Title to Property                                      9
             (xxv)   Tax Returns                                            9
             (xxvi)  Environmental Laws                                    10
             (xxvii) Investment Company Act                                10
             (xxviii)Internal Controls                                     10
             (xxix)  Rule 144A Eligibility                                 10
             (xxx)   No General Solicitation                               11
             (xxxi)  No Registration Required                              11
             (xxxii) No Directed Selling Efforts                           11
             (xxxiii)Solvency                                              11
   (b)      Officer's Certificates                                         11

SECTION 2.  Sale and Delivery to Initial Purchasers; Closing               11
             (a)  Securities                                               11

                                    Exh-H-3

             (b)  Payment                                              12
             (c)  Qualified Institutional Buyer                        12
             (d)  Denominations; Registration                          12

SECTION 3.  Covenants of the Company                                   12
             (a)  Offering Memorandum                                  12
             (b)  Notice and Effect of Material Events                 12
             (c)  Amendment to Offering Memorandum and Supplements     13
             (d)  Qualification of Securities for Offer and Sale       13
             (e)  DTC                                                  13
             (f)  Use of Proceeds                                      13
             (g)  Restriction on Sale of Securities                    13
             (h)  PORTAL                                               14

SECTION 4.   Payment of Expenses                                       14
             (a)  Expenses                                             14
             (b)  Termination of Agreement                             14

SECTION 5.  Conditions of Initial Purchasers' Obligations              14
             (a)  Opinion of Counsel for the Company                   14
             (b)  Opinion of FCC Counsel for the Company               14
             (c)  Opinion of State Regulatory Counsel for the Company
                  for the State of Missouri                            15
             (d)  Opinion of State Regulatory Counsel for the Company
                  for the State of Arkansas                            15
             (e)  Opinion of Special Counsel for the Company for
                  Litigation Matters                                   15
             (f)  Opinion of Counsel for Initial Purchasers            15
             (g)  Officers' Certificate                                15
             (h)  Accountant's Comfort Letter                          16
             (i)  Bring-down Comfort Letter                            16
             (j)  PORTAL                                               16
             (k)  Additional Documents                                 16
             (l)  Termination of Agreement                             16
             (m)  Stock Split                                          16

SECTION 6.  Subsequent Offers and Resales of the Securities            16
             (a)  Offer and Sale Procedures                            16
             (i)  Offers and Sales Only to Qualified Institutional
                  Buyers                                               16
             (ii) No General Solicitation                              17
             (iii)Purchases by Non-Bank Fiduciaries                    17
             (iv) Subsequent Purchaser Notification                    17
             (v)  Restrictions on Transfer                             17
             (b)  Covenants of the Company                             18
             (i)  Due Diligence                                        18
             (ii) Integration                                          18

                                    Exh-H-4

             (iv) Rule 144A Information                                18
             (v)  Restriction on Repurchases                           18
             (c)  Resale Pursuant to Rule 903 of Regulation S,
                  Rule 144A or Other Exemption                         19
             (d)  Offers and Sales in the United Kingdom               19

SECTION 7.  Indemnification                                            20
             (a)  Indemnification of Initial Purchasers                20
             (b)  Indemnification of Company and Directors             21
             (c)  Actions Against Parties; Notification                21
             (d)  Settlement Without Consent if Failure to Reimburse   22

SECTION 8.  Contribution                                               22

SECTION 9.  Representations, Warranties and Agreements to Survive
            Delivery                                                   23

SECTION 10.  Termination of Agreement                                  23
             (a)  Termination; General                                 23
             (b)  Liabilities                                          24

SECTION 11.  Notices                                                   24

SECTION 12.  Parties                                                   24

SECTION 13.  GOVERNING LAW AND TIME                                    24

SECTION 14.  Effect of Headings                                        24





 Schedule A  -    List of Initial Purchasers
 Schedule B  -    Pricing Terms
 Schedule C  -    Schedule of Foreign Jurisdictions

 Exhibit A   -    Form of Registration Rights Agreement
 Exhibit B   -    Form of Warrant Agreement
 Exhibit C   -    Form of Warrant Registration Rights Agreement
 Exhibit D   -    Form of Opinion of Bryan Cave LLP
 Exhibit E   -    Form of Opinion of Lukas McGowan, Nace & Gutierrez, Chartered
 Exhibit F   -    Form of Opinion of Hendren & Andrae, LLC
 Exhibit G   -    Form of Opinion of Wright, Lindsey & Jennings, LLP
 Exhibit H   -    Form of Opinion of Evans & Dixon

                                    Exh-H-5

                               DTI HOLDINGS, INC.
                            (a Missouri corporation)


                    506,000 Units Consisting of $506,000,000
                     Aggregate Principal Amount at Maturity
                   12 1/2% Senior Discount Notes due 2008 and
                 2,530,000 Warrants to Purchase an Aggregate of
                        3,926,560 Shares of Common Stock



                               PURCHASE AGREEMENT

                                                               February 13, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
TD SECURITIES (USA) INC.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     North Tower
     World Financial Center
     New York, New York  10281

Ladies and Gentlemen:

     DTI Holdings, Inc., a Missouri corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and TD Securities (USA) Inc. (the "Initial Purchasers"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers of the respective number of the Company's Units (the "Units" or the "Securities"), each Unit consisting of $1,000 aggregate principal amount at maturity of the Company's Senior Discount Notes due 2008 (the "Notes") and five warrants (the "Warrants"), each Warrant entitling the holder thereof to purchase 1.552 shares of common stock, par value $0.01 per share (after giving effect to a 1000 to 1 stock split (the "Stock Split") to be completed prior to the Closing Time referred to in Section 2(b) hereof, the "Common Stock"), of the Company. The Notes and Warrants are more fully described in Schedule B hereto. The Notes are to be issued pursuant to an indenture dated as of February 23, 1998 (the "Indenture"), between the Company and The Bank of New York, trustee (the "Trustee"); and the Warrants are to be issued pursuant to a warrant agreement dated as of February 23, 1998 (the "Warrant Agreement"), between the Company and The Bank of New York, warrant agent (the "Warrant Agent"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the

Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

     The holders of Notes will be entitled to the benefits of a Registration Rights Agreement in substantially the form attached hereto as Exhibit A, with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes referred to in the Registration Rights Agreement under the Securities Act of 1933, as amended (the "1933 Act").

     The holders of Warrants will be entitled to the benefits of a Warrant Registration Rights Agreement in substantially the form attached hereto as Exhibit C, with such changes as shall be agreed to by the parties hereto (the "Warrant Registration Rights Agreement") which provides for the registration of the Warrants under the 1933 Act under certain circumstances set forth therein.

     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time on or after the date of this Agreement. The Securities are to be offered and sold through the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available, including the exemptions afforded by Rule 144A ("Rule 144A") and Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Commission.

     The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated February 2, 1998 (the "Preliminary Offering Memorandum") and has prepared and will deliver to the Initial Purchasers, on the date hereof or the next succeeding day, copies of a final offering memorandum dated February 13, 1998 (the "Final Offering Memorandum"), each for use by the Initial Purchasers in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with its solicitation of purchases of, or offering of, the Securities.

     SECTION 1.  Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to the Initial Purchasers as of the date hereof and as of the Closing Time, and agrees with the Initial Purchasers, as follows:

           (i) Similar Offerings. The Company and its affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), have not, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, and will not, directly or indirectly, solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any securities which are or would be integrated with the sale of the Securities, or with the Notes or the Warrants taken separately, in a manner that would require the Securities, the Notes or the Warrants to be registered under the 1933 Act.

           (ii) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

           (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent certified public accountants with respect to the Company within the meaning of Regulation S-X under the 1933 Act.

           (iv) Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly in all material respects the financial position of the Company at the dates indicated and the statements of operations, stockholders' deficit and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Offering Memorandum.

           (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary, taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.




           (vi) Good Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Indenture and the Securities, including the Notes and the Warrants; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each of the jurisdictions set forth on Schedule C hereto, which include all of the jurisdictions in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

           (vii) Subsidiaries. Digital Teleport, Inc. (the "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum in each of the jurisdictions set forth on Schedule C hereto, which include all of the jurisdictions in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of such Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The Subsidiary is the only subsidiary of the Company.

          (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum; provided that such capital stock shall be adjusted to give effect to the Stock Split prior to the Closing Time. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

           (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

           (x) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed by the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

           (xi) Authorization of the Notes. The Notes have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated and issued in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, (A) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) will be in the form contemplated by, and entitled to the benefits of, the Indenture and the Registration Rights Agreement.

           (xii) Authorization of the Warrant Agreement. The Warrant Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when duly executed and delivered by the Warrant Agent, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

           (xiii) Authorization of the Warrants. The Warrants have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when executed and issued in the manner provided for in the Warrant Agreement and delivered against payment of the purchase price therefor as provided in this Agreement, (A) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) will be in the form contemplated by, and entitled to the benefits of, the Warrant Agreement.

           (xiv) Authorization of the Warrant Shares. The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") have been duly authorized and reserved by the Company and, when issued and delivered upon exercise of the Warrants in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

           (xv) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed by the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditor's rights generally, (y) the enforceability thereof may be limited by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

           (xvi) Authorization of the Warrant Registration Rights Agreement. The Warrant Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and, when executed by the Initial Purchasers, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditor's rights generally, (y) the enforceability thereof may be limited by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (z) any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

           (xvii) Description of the Registration Rights Agreement, Warrant Registration Rights Agreement, the Securities, the Notes, the Warrants, the Common Stock, the Warrant Agreement and the Indenture. The Registration Rights Agreement, Warrant Registration Rights Agreement, the Securities, the Notes, the Warrants, the Common Stock, the Warrant Agreement and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers.

          (xviii) Absence of Defaults and Conflicts. Neither the Company nor the Subsidiary is (1) in violation of its Articles of Incorporation or by-laws (or other similar organizational documents), (2) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which or any of them may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect or (3) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Subsidiary or any of their assets or properties, except as disclosed in the Offering Memorandum or except for such violations that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Warrant Agreement and the Registration Rights Agreement, the Warrant Registration Rights Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Subsidiary in connection with the transactions contemplated hereby or thereby or in the

      Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or statute, as applicable, or by-laws (or other similar organizational documents) of the Company or the Subsidiary or any applicable law, statute, rule, regulation (including, without limitation, the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission (the "FCC") thereunder), judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their assets or properties, including, without limitation, the FCC except where such violation would not result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Subsidiary.

           (xix) Absence of Labor Dispute. No labor dispute with the employees of the Company or the Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

           (xx) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiary, or to which the Company is a party, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to result in a Material Adverse Effect or to adversely affect the consummation of this Agreement, the Indenture, the Warrant Agreement, the Securities, the Registration Rights Agreement or the Warrant Registration Rights Agreement, or the performance by the Company of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or the Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

           (xxi) Possession of Intellectual Property. The Company and the Subsidiary own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor the Subsidiary has received any notice and is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

           (xxii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required (x) for the lawful operation of the business of the Company and its Subsidiary as described in the Offering Memorandum under the caption "Business" in the manner and to the full extent now operated or proposed to be operated as described in the Offering Memorandum, except for such filings, authorizations, approvals, consents, licenses, orders, registrations, qualifications or decrees that would not, singly or in the aggregate, result in a Material Adverse Effect, (y) assuming the Initial Purchasers comply with the procedures set forth in
      Section 6(a), for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement or the Offering Memorandum or (z) to permit the Company to (1) effect payments of principal of and premium and interest on the Notes and, if issued, the Exchange Notes referred to in the Registration Rights Agreement, (2) perform its other obligations under the Indenture or (3) perform its obligations under the Warrant Agreement and the Warrant Registration Rights Agreement. No event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of any authorization, approval, consent, license, order, registration, qualification or decree described under clause (x) of this paragraph or which might result in any other material impairment of the rights of the Company therein or thereunder.

           (xxiii) Possession of Licenses and Permits. The Company and the Subsidiary possess such material permits, licenses, approvals, concessions, consents and other authorizations (including, without limitation, all permits required for the operation of the business of the Company and the Subsidiary by the FCC and each state and local authority that regulates the activities of the Company) (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, other governmental authorities or self regulatory organizations necessary to conduct the business now operated by it; the Company and the Subsidiary are in compliance with the terms and conditions of all such Governmental Licenses, except as disclosed in the Offering Memorandum and except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. To the knowledge of the Company, except as described in the Offering Memorandum, there exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such Governmental Licenses held by the Company or the Subsidiary with respect to the construction or operation of its respective businesses, which variation, suspension, cancellation or termination could reasonably be expected to result in a Material Adverse Effect.

           (xxiv) Title to Property. The Company and the Subsidiary have good and marketable title to all real property owned by the Company and the Subsidiary and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary; and all of the leases and subleases material to the business of the Company or the Subsidiary, and under which the Company or the Subsidiary holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor the Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

           (xxv) Tax Returns. The Company and the Subsidiary have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof, except for any personal property tax returns in the State of Missouri, and have paid all taxes required to be paid by it and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iv) above in respect of all federal, state, local and foreign taxes for all periods as to which the tax liabilities of the Company and the Subsidiary have not been finally determined or remains open to examination by applicable taxing authorities.

          (xxvi) Environmental Laws. Except as described in the Offering Memorandum and except for such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor the Subsidiary is not in violation of any domestic or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiary relating to Hazardous Materials or Environmental Laws.

           (xxvii) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

           (xxviii) Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (xxix) Rule 144A Eligibility. Solely with respect to matters relating to the eligibility of the Securities for resale pursuant to Rule 144A which are under the Company's control, the Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

           (xxx) No General Solicitation.  None of the Company, its
      Affiliates or any person acting on its or any of their behalf has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

           (xxxi) No Registration Required. Assuming the representations and warranties set forth in Section 2 are true and the Initial Purchasers comply with the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xxxii) No Directed Selling Efforts. With respect to those Securities being sold by the Initial Purchasers in reliance on Regulation S, (A) none of the Company or its Affiliates or any person acting on their behalf (excluding the Initial Purchasers) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company, its Affiliates and any person acting on its or their behalf (excluding the Initial Purchasers) has complied and will comply with the offering restrictions requirement of Regulation S.

           (xxxiii) Solvency. The Company is, and immediately after the Closing Time will be, Solvent. As used herein, "Solvent" means, on a particular date, that on such date (A) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (B) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (C) the Company is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (D) the Company does not have an unreasonably small capital. The Company is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Company does not have any knowledge of any person contemplating the filing of any such petition against it.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

         SECTION 2.  Sale and Delivery to Initial Purchasers; Closing.

     (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree to purchase from the Company, at the price set forth in Schedule B, the aggregate amount of Securities set forth in Schedule A opposite the name of such Initial Purchaser.

     (b) Payment. Payment of the purchase price for, and delivery of certificates representing the Securities shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 9:00 A.M. Eastern Time on the third business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Initial Purchasers and the Company (such time and date of payment and delivery being herein called the "Closing Time").

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchasers for their account of certificates representing the Securities to be purchased by them. The Securities, which may be in temporary form, will be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 5:00 P.M. on the last business day prior to the Closing Time.

     (c) Qualified Institutional Buyer. The Initial Purchasers represent and warrant to, and agree with, the Company that each of the Initial Purchasers is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

     (d) Denominations; Registration. Certificates for the Securities shall be in such denominations and registered in such names as the Initial Purchasers may request in writing at least one full business day before the Closing Time.

     SECTION 3. Covenants of the Company. The Company covenants with the Initial Purchasers as follows:

     (a) Offering Memorandum. The Company, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as the Initial Purchasers may reasonably request.

     (b) Notice and Effect of Material Events. The Company will immediately notify the Initial Purchasers, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company which (i) make any statement in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

     (c) Amendment to Offering Memorandum and Supplements. The Company will not make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

     (d) Qualification of Securities for Offer and Sale. The Company will use its best reasonable efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     (e) DTC. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

     (f) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner described in the Offering Memorandum under "Use of Proceeds."

     (g) Restriction on Sale of Securities. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchasers, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt or equity securities of the Company, other than (i) the Notes, the Exchange Notes referred to in the Registration Rights Agreement and the Warrants, (ii) capital stock issued to employees, directors, alternate directors or officers of the Company or any subsidiary (or permitted transferees of such employees, directors, alternate directors or officers), pursuant to the terms of the DTI Holdings, Inc. 1997 Long-Term Incentive Award Plan (or amendments thereto) approved by the Company's Board of Directors or
(iii) shares of Common Stock of the Company issued to holders of the Company's Series A Preferred Stock pursuant to and in accordance with the Company's Articles of Incorporation, as amended.

     (h) PORTAL. The Company will use its best efforts to permit the Securities, the Notes and the Warrants to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

SECTION 4.  Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto,
(ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates representing the Securities to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities,
(vii) any fees payable in connection with the rating of the Securities, and
(viii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

     (b) Termination of Agreement. If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

     SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof and in certificates of any officer of the Company or the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Opinion of Counsel for the Company. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Bryan Cave LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit D hereto.

     (b) Opinion of FCC Counsel for the Company. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Lukas McGowan, Nice & Gutierrez, Chartered, special regulatory counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit E hereto.

     (c) Opinion of State Regulatory Counsel for the Company for the State of Missouri. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Hendren & Andrae, LLC, special state regulatory counsel for the Company for the State of Missouri, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit F hereto.

     (d) Opinion of State Regulatory Counsel for the Company for the State of Arkansas. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Wright, Lindsey & Jennings, LLP, special state regulatory counsel for the Company for the State of Arkansas, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit G hereto.

     (e) Opinion of Special Counsel for the Company for Litigation Matters. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Evans & Dixon, special litigation counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit H hereto.

     (f) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling, counsel for the Initial Purchasers, with respect to the matters set forth in (i) (solely as to execution and delivery and solely to the extent execution and delivery is a matter of New York law),
(ii) through (vi), inclusive, (vii) (solely as to the information in the Offering Memorandum under "Description of the Units," "Description of the Notes," "Description of the Warrants" and "Book-entry; Delivery and Form") and the penultimate paragraph of Exhibit D hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York an the federal law of the United States, upon the opinions of counsel satisfactory to the Initial Purchasers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

     (g) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or any vice president of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

     (h) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

     (i) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (j) PORTAL. At the Closing Time, the Securities, the Notes and the Warrants shall have been designated for trading on PORTAL.

     (k) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

     (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

     (m) Stock Spli. The Company will complete the Stock Split prior to the Closing Time.

          SECTION 6.  Subsequent Offers and Resales of the Securities.

     (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establishes and agrees to observe the following procedures in connection with the offer and sale of the Securities:

           (i) Offers and Sales Only to Qualified Institutional Buyers. Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (A) in compliance with Rule 144A to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or (B) in compliance with Regulation S to non-U.S. persons outside the United States (which shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for beneficial owners (other than an estate or trust) that are non-U.S. persons) to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act.

           (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

           (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to clause (i) above, each third party shall, in the judgment of the Initial Purchasers, be a Qualified Institutional Buyer or a non-U.S. Person outside the United States.

           (iv) Subsequent Purchaser Notification. The Initial Purchasers will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from the Initial Purchasers or affiliates, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and
      (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Rule 904 of Regulation S, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

           (v) Restrictions on Transfer. Each of the Securities will bear, to the extent applicable, the legend contained under "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein, except after the Securities are resold pursuant to a registration statement effective under the 1933 Act. Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security.

     (b) Covenants of the Company. The Company covenants with the Initial Purchasers as follows:

           (i) Due Diligence. In connection with the original distribution of the Securities, the Company agrees that, prior to any offer or resale of the Securities by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of the Company. The Company so agrees to provide answers to each prospective Subsequent Purchaser of Securities who so requests concerning the Company (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law or under the terms of any Agreements to which the Company is a party) and the terms and conditions of the offering of the Securities, as provided in the Offering Memorandum.

           (ii) Integration. The Company agrees that it will not and will cause its Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

           (iii) No Directed Selling Efforts. The Company agrees that, with respect to those Securities sold in reliance on Regulation S, (A) none of the Company or its Affiliates or any person acting on their behalf will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company, its Affiliates and any person acting on its or their behalf will comply with the offering restrictions requirement of Regulation S.

           (iv) Rule 144A Information. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to
      Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

           (v) Restriction on Repurchases. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) unless, immediately upon any such purchase, the Company or any Affiliate thereof shall submit such Securities to the Trustee for cancellation.

     (c) Resale Pursuant to Rule 903 of Regulation S, Rule 144A or Other Exemption. The Initial Purchasers understand that the Securities have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the 1933 Act. The Initial Purchasers represent and agree that, except as permitted by
Section 6(a), they have offered and sold Securities and will comply with all applicable laws and regulations in each jurisdiction in which they acquire, offer, sell or deliver Securities or have in their possession or distribute the Offering Memorandum or other materials, in all cases at their own expense and will offer and sell Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the date upon which the offering of the Securities commences and the Closing Time, only in accordance with Rule 903 of Regulation S or Rule 144A under the 1933 Act. Accordingly, neither the Initial Purchasers or their affiliates nor any persons acting on their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to Securities, and the Initial Purchasers, their affiliates and any person acting on their behalf have complied and will comply with the offering restriction requirements of Regulation S. The Initial Purchasers agree that, at or prior to confirmation of a sale of Securities (other than a sale of Securities pursuant to Rule 144A hereof), they will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from them or through them during the restricted period a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty (40) days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in the above paragraph have the meanings given to them by Regulation S.


     The Initial Purchasers represent and agree that they have not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with their affiliates or with the prior written consent of the Company.

     (d) Offers and Sales in the United Kingdom. The Initial Purchasers hereby represent, warrant and agree that (i) they have not offered or sold and prior to the expiration of the period six months after the date of issue of the Securities will not offer to sell by means of any document any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) they have complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) they have only issued or passed on, and will only issue or pass on within six months of the date hereof, in the United Kingdom any document received by them in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

     (e) Offers and Sales in Japan. The Initial Purchasers understand that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represent that they have not offered or sold, and agree that they will not offer or sell, any Securities, directly or indirectly, in Japan or to any resident of Japan except (i) pursuant to an exemption from the registration requirements of the Securities and Exchanges Law of Japan and
(ii) in compliance with any other applicable requirements of Japanese law.

     SECTION 7.  Indemnification.

     (a) Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

           (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment thereto).

     (b) Indemnification of Company and Directors. The Initial Purchasers severally agree to indemnify and hold harmless the Company, its directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Offering Memorandum.

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence;
(ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total initial purchaser's discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

     The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Initial Purchasers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Subsidiary submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

     SECTION 10.  Termination of Agreement.

     (a) Termination; General. The Initial Purchasers may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading of any securities of the Company has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market System has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof; and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers at North Tower, World Financial Center, New York, New York 10281, attention of Edmond N. Moriarty III; notices to the Company shall be directed to the Company at 11111 Dorsett Road, St. Louis, Missouri 63043, attention of Richard D. Weinstein.

     SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                           Very truly yours,

                                           DTI HOLDINGS, INC.



                                           By: /s/ Richard D. Weinstein
                                              ------------------------------
                                           Name: Richard D. Weinstein
                                           Title:  President and Chief Executive
                                                   Officer


CONFIRMED AND ACCEPTED,
          as of the date first above written:


MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
TD SECURITIES (USA), INC.

By:       Merrill Lynch & Co.,
          Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated

           /s/ Marcey Becker
           --------------------
           Authorized Signatory
           Marcey Becker
           Vice President

                                   SCHEDULE A



                                           Number of
Name of Underwriter                          Units
--------------------                       ---------
Merrill Lynch, Pierce, Fenner & Smith
Incorporated.........................        397,716
TD Securities (USA) Inc..............        108,284
                                           ---------
Total................................        506,000
                                           ---------

                                    Sch A-1

                                   SCHEDULE B


                               DTI HOLDINGS, INC.

     506,000 Units, each Unit consisting of one $1,000 aggregate principal amount at maturity of 12 1/2% Senior Discount Notes due 2008 and five Warrants, entitling the holder thereof to purchase 3,926,560 shares of Common Stock.


     1. The initial public offering of the Units shall be $543.92 per Unit, plus accreted amortization of original issue discount on the Notes, if any, from February 23, 1998.

     2. The purchase price to be paid by the Initial Purchasers for the Units shall be $508.92 per Unit, plus accreted amortization of original issue discount on the Notes, if any, from February 23, 1998.

     3. The interest rate on the Notes shall be 12 1/2% per annum; interest will be payable semiannually on March 1 and September 1, commencing September 1, 2003.

     4. The Notes will mature on March 1, 2008 and will be issued in denominations of $1,000 principal amount at maturity or integral multiples thereof.

     5. The redemption price supplied on page 70 of the Offering Memorandum (and correspondingly in the Indenture) with respect to redemptions of Notes from the proceeds of Public Equity Offerings shall be 112.5% of the principal amount thereof.

     6. The redemption prices supplied on page 69 of the Offering Memorandum (and correspondingly in the Indenture) relating to the Notes shall be:


                                             Redemption
                        Year                   Price
                        ----                 ----------
                        2003                 106.25%
                        2004                 104.17
                        2005                 102.08
                        2006 and thereafter  100.00





                                    Sch B-1

                                   SCHEDULE C

                       SCHEDULE OF FOREIGN JURISDICTIONS





DTI Holdings, Inc.

None


Digital Teleport, Inc.

Illinois




















                                    Sch A-1

                                                                      Exhibit A


                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

                             [Separately Attached]




















                                    Exh-A-1

                                                                      Exhibit B



                                    FORM OF
                               WARRANT AGREEMENT

                             [Separately Attached]




















                                    Exh-B-1

                                                                      Exhibit C



                                    FORM OF
                     WARRANT REGISTRATION RIGHTS AGREEMENT

                             [Separately Attached]




















                                    Exh-C-1

                                                                      Exhibit D



                       FORM OF OPINION OF BRYAN CAVE LLP
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(a)

     This opinion is furnished to you pursuant to Section 5(a) of the Purchase Agreement dated February 13, 1998 ("Purchase Agreement") between DTI Holdings, Inc., a Missouri corporation (the "Company") and you as the Initial Purchaser of the respective number of the Company's Units (the "Units" or the "Securities"), each Unit consisting of $1,000 aggregate principal amount at maturity of the Company's Senior Discount Notes due 2008 (the "Notes") and five warrants (each, a "Warrant"), each Warrant entitling the holder thereof to purchase 1.552 shares of common stock, par value $0.01 per share (after giving effect to a 1000 to 1 stock split (the "Stock Split") to be completed prior to the Closing Time referred to in Section 2(b) hereof, the "Common Stock") of the Company. Defined terms used herein and not otherwise defined herein have the respective meanings assigned to such terms in the Purchase Agreement.

     In connection herewith, we have examined and relied without independent investigation as to matters of fact upon originals or copies, certified or otherwise identified to the Company, including, without limitation, [that certain certificate of even date herewith executed by Richard D. Weinstein, President of the Company (the "Officer's Certificate"),] and such other documents, corporate records, opinions and instruments as we have deemed necessary or appropriate to enable us to render the opinions expressed below. In rendering this opinion, we have assumed (i) the genuineness of all signatures appearing on the documents examined, (ii) the legal capacity of all persons executing such documents, (iii) the authenticity of documents submitted to us for our examination, whether or not they have been submitted to us as originals, (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies, (v) the due authorization of the execution, delivery and performance of the Purchase Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreement and the Warrant Registration Rights Agreement (collectively, the "Transaction Agreements") by parties other than the Company and (vi) the validity and binding effect of the Transaction Agreements upon the parties thereto other than the Company.

     Based upon the foregoing, and subject to the qualifications and limitations set forth elsewhere in this letter, we are of the opinion that:

           (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri.

           (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

                                    Exh-D-1

           (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each of the jurisdictions set forth on Schedule A hereto, which include all of the jurisdictions in which the Company is required to be so qualified and in good standing, other than those where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

           (iv) Digital Teleport, Inc. has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each of the jurisdictions listed on Schedule A hereto, which include all of the jurisdictions in which Digital Teleport, Inc. is required to be so qualified and in good standing, other than those where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock of Digital Teleport, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than as described in the Offering Memorandum; none of the outstanding shares of capital stock of Digital Teleport, Inc. was issued in violation of the preemptive or similar rights of any security holder of such subsidiary.

           (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for the subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to the reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

           (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

           (vii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable

                                    Exh-D-2
     remedies, regardless of whether enforceability is considered in a proceeding in equity or at law.

           (viii) The Registration Rights Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law and subject, as to enforcement of the rights to indemnity and contribution thereunder, to limitations under applicable federal and state securities laws or public policy considerations.

           (ix) The Warrant Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law.

           (x) The Warrant Registration Rights Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law and subject, as to enforcement of the rights to indemnity and contribution thereunder, to limitations under applicable federal and state securities laws or public policy considerations..

           (xi) The Notes are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in

                                    Exh-D-3
      equity or at law, and will be entitled to the benefits of the Registration Rights Agreement and the Indenture.

           (xii) The Warrants are in the form contemplated by the Warrant Agreement, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Warrant Agreement and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law, and will be entitled to the benefits of the Warrant Registration Rights Agreement and the Warrant Agreement.

           (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

           (xiv) The information in the Offering Memorandum under the captions "Certain Relationships and Transactions with Related Parties," "Description of Existing Indebtedness," "Description of Units," "Description of the Notes," "Description of the Warrants" are correct in all material respects and fairly summarize the matter discussed therein; and the information in the Offering Memorandum under the caption "Income Tax Considerations -- U.S. Holder," to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or legal conclusions, are accurate and fairly summarize the matters discussed therein.

           (xv) To the best of our knowledge, the Company is not in violation of its charter or by-laws.

           (xvi) To the best of our knowledge, except as otherwise disclosed in the Offering Memorandum, no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is listed on Schedule B hereto.

                                    Exh-D-4

           (xvii) Assuming the accuracy of the representations, warranties and covenants of the Initial Purchaser in Section 6(c) of the Purchase Agreement, no authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities or Blue Sky laws of the various jurisdictions in which the Units will be offered or sold, as to which we need express no opinion) is required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Units to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement.

           (xviii) Assuming the accuracy of the representations, warranties and covenants of the Initial Purchaser, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Units under the 1933 Act or to qualify the Indenture under the Trust Indenture Act.

           (xix) The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Warrants, the Warrant Agreement, the Warrant Registration Rights Agreement, the Indenture and the Warrants and the Notes and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Units as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement, the Indenture, Warrants and the Notes will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company's properties, assets or operations.

           (xx) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     During the course of the preparation by the Company of the Offering Memorandum, we have participated in conferences with your representatives and counsel and with officers and

                                    Exh-D-5
representatives of the Company, at which conferences the contents of the Offering Memorandum were discussed, reviewed and revised, and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements made in the Offering Memorandum (except to the extent set forth in paragraph (xi) above), [on the basis of the information which was developed in the course thereof,] considered in the light of our understanding of applicable law and the experience we have gained through our practice thereunder, we have no reason to believe that Offering Memorandum, as of the date thereof, contained, or, as of the date hereof, contains, any untrue statement of a material fact or omitted or, as of the date hereof, omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were issued, not misleading; we do not express any opinion or belief as to the financial statements and related notes and the other financial data contained in the Offering Memorandum.

     Whenever the phrase "to our knowledge" or a similar phrase is used herein in connection with any matter, such phrase means that, with respect to such matter, (i) we have made inquiry of executive officers of the Company and (ii) we have inquired of those attorneys in our office who have spent significant time representing the Company in connection with this transaction as to their present knowledge of such matter. These attorneys include all of the attorneys at Bryan Cave LLP who regularly represent the Company. Unless otherwise specifically indicated, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of the Company in this or other instances.

     We express no opinion as to (a) whether any provisions of the Purchase Agreement, the Securities, the Registration Rights Agreement and the Indenture regarding waivers of rights or the effects of oral modifications are enforceable or (b) the accuracy or completeness of the financial statements and other financial and statistical data contained in the Offering Memorandum.

     On the basis of the information which was developed in the course thereof, to the best of our Knowledge, we have no reason to believe that there are franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or statutes or regulations that would be required to be described in the Offering Memorandum that are not described or referred to in the Offering Memorandum other than those described or referred to therein and such references are accurate in all material respects.

     This opinion is not rendered with respect to any laws other than the federal laws of the United States and the laws of the State of New York and The General and Business Corporation Law of the State of Missouri.

     Notwithstanding any other provision herein, and without limiting the generality of the preceding paragraph, no opinion is made herein, express or implied, regarding the effect of provisions of any federal, Missouri or other states' laws or regulations relating to utilities or

                                    Exh-D-6
telephone companies or any other law or regulation applicable to the Company as a company establishing and providing telecommunications services.

     This opinion is delivered to you solely in connection with the Purchase Agreement and by your acceptance of this opinion you agree that it may not be used or relied upon by any person or entity other than the addressee hereof for any purpose whatsoever, and may not be distributed to or relied upon by any other person, without prior written consent.

                                             Very truly yours,


                                             BRYAN CAVE LLP

                                    Exh-D-7

                            SCHEDULE A TO EXHIBIT D


Missouri Highway Contracts: Agreement regarding Fiber Optic Cable on Freeways in
                            Missouri, between Missouri Highway Transportation Commission and Digital Teleport, Inc., dated July 29, 1994 as amended July 29, 1994, November 7,
                            1994, and October 9, 1996.

Arkansas Highway Contracts: Fiber Optic Cable Agreement, between Arkansas State
                            Highway and Transportation Department and Digital Teleport, Inc., dated May 28, 1997.


Contracts with Major Customers:

   ATT                Agreement for the Provision of Telecommunications
                      Services and Facilities, between AT&T Corporation and
                      Digital Teleport, Inc., dated September 9, 1997.
   Sprint             IRU Agreement, between United Telephone Company of
                      Missouri and Digital Teleport, Inc., dated September 20,
                      1996.
   MCI                (1)  IRU Agreement, between Digital Teleport Inc. and
                      MCIMetro Access Transmission Services, Inc., dated
                      October 3, 1995.
                      (2)  Master Capacity Agreement Between MCIMetro
                      Access Transmission Services, Inc. and Digital
                      Teleport Inc., dated March 11, 1996.
                      (3)  Master Service Agreement, Between Digital
                      Teleport Inc., and MCI Telecommunications
                      Corporation, dated September 6, 1996.
                      (4)  Fiber Optic Communication Services Agreement
                      between Digital Teleport Inc., and MCIMetro
                      Access Transmission Services, Inc., dated October 3, 1995.
   IXC  Carrier       (1)  Installation Agreement
                      (Joplin/Anderson), between Digital Teleport Inc. and IXC
                      Carrier, Inc., dated October 31, 1996.
                      (2)  Installation and IRU Agreement (Kansas
                      City/Joplin), between Digital Teleport Inc. and
                      IXC Carrier, Inc., dated October 7, 1996.
                      (3)  Optical Fiber Maintenance Agreement, between
                      Digital Teleport, Inc. and IXC Carrier, Inc., dated October 7, 1996.
   KCPL               (1)  Agreement of Merger,  between KCDT L.L.C.
                      and Digital Teleport, Inc., dated September 23, 1997.
                      (2)  Stock Purchase Agreement, between KLT
                      Telecom, Inc. and Digital Teleport, Inc., dated
                      December 31, 1996.


                                    Exh-D-8

                      (3)  Shareholders' Agreement,  Richard Weinstein
                      and KLT Telecom, Inc., dated March 12, 1997.
                      (4)  Guaranty Agreement,  between Richard
                      Weinstein and KLT Telecom, Inc., dated December 31, 1996.
   Union Electric     (1)  Agreement for the Provision of
                      Digital Transport Services, between Union Electric Co. and
                      Digital Teleport, Inc., dated July 29, 1994, as amended on
                      February 20, 1996.
                      (2)  Network Services Agreement, between Union
                      Electric Company, and Digital Teleport, Inc., dated October 6, 1994, as amended on February 20,
                      1996 and November 18, 1996.

Principal Supplier Contracts:

   Nortel (1) Network Products Purchase Agreement, between Northern Telecom, Inc. and Digital Teleport, Inc., dated
                      October 15, 1997.
                      (2)  Product Attachment, Carrier Networks
                      Products Agreement between Northern Telecom, Inc.
                      and Digital Teleport, Inc., dated October 15, 1997.
   Ciena              (1)  Services and IRU Agreement, dated as of
                      March 12, 1997.
                      (2)  Escrow Agreement, dated as of June 9, 1997.
   Fujitsu Purchase Order No. A012794, between Fujitsu Network Transmission Systems, Inc. and Digital Teleport, Inc., dated December 2, 1994.

                                    Exh-D-9

                                                                      Exhibit E
                               FORM OF OPINION OF
                   LUCAS MCGOWAN, NACE & GUTIERREZ, CHARTERED
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


     We have acted as special communications counsel to the Company in connection with the transaction set forth in the Agreement. The Company may have employed separate counsel for other purposes. As special communications counsel, unless otherwise stated, we address only matters within the jurisdiction of the Federal Communications Commission ("FCC"). Unless otherwise stated, the following opinions are based upon and concern only the effect of the Communications Act of 1934, as amended (which amendments include, but are not limited to, the Telecommunications Act of 1996), and the rules, regulations and published policies of the FCC ("Communications Law").

     In rendering this opinion we have examined and relied upon without independent investigation as to matters of fact the following documents:

     1. The Purchase Agreement;

     2. The Indenture;

     3. The Notes Registration Rights Agreement;

     4. The Warrant Agreement;

     5. The Warrant Registration Rights Agreement;

     6. The Units;

     7. The Notes;

     8. The Warrants; and

     9. Offering Memorandum

(Collectively, the "Transaction Agreements.") In addition, we have relied upon a certificate of the Company that it has no FCC licenses, permits or authorizations, and that the Company neither owns nor controls any facilities for the transmission of energy or communications by radio or wire, nor does the Company currently operate as an interstate common carrier pursuant to 47 U.S.C.
Section 201 et. seq. Collectively, our investigation referred to in this paragraph is "Our Inquiry."

                                    Exh-E-1

     In making Our Inquiry, we have assumed, without independent verification,
(i) the genuineness of all signatures (whether original or photostatic) and the authenticity of all documents submitted to us as originals; (ii) the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies; (iii) that the signatures on all documents examined by us are genuine; (iv) that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so; and (v) the correctness of public files, records and certificates furnished by, governmental or regulatory agencies or authorities, except where we have specific knowledge to the contrary. As to all questions of fact material to this opinion, we have relied upon the representations and warranties of the Company contained in the Transaction Agreements referred to above. We have assumed, without independent verification, the accuracy of the relevant facts stated therein.

     When used in this opinion, the term "Our Knowledge" refers to the actual current knowledge of the attorneys currently in this firm who have been actively involved in the Company's representation. Whenever our opinion with respect to the existence or nonexistence of facts is qualified by the phrase "To Our Knowledge," or some similar phrase, it is intended to indicate that no information has come to the attention of those attorneys in the course of our representation that would give them actual knowledge that our opinion with respect to the existence or nonexistence of such facts is inaccurate. We have not, however, undertaken any independent investigation of the Company or its facilities to determine the existence or nonexistence of such facts, other than our review of those documents identified above. No inference as to our knowledge of the existence or nonexistence of facts, other than facts of which we have obtained actual knowledge as a result of our representation, should be drawn from the fact of our representation of the Company as special communications counsel. Our opinion, therefore, does not encompass any matter which would be apparent, inter alia, only as a result of such investigation. Whenever our opinion is qualified by the phrase "after Our Inquiry" or some similar phrase, it is intended to indicate that we undertook Our Inquiry as described herein, but did not undertake any independent investigation or evaluation to confirm the accuracy or completeness of the responses of the Company or FCC to Our Inquiry.

     This opinion is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord of the ABA Section of Business law (1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion should be read in conjunction therewith.

     Subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

     (i) To Our Knowledge, after Our Inquiry, the statements in the Offering Memorandum under the captions "Risk Factors -- Regulatory Risks," "Risk Factors -- Competition" and "Business -- Regulatory Matters, General Regulatory Environment and Federal Regulation," to the extent that they constitute matters of law, summaries of legal matters or

                                    Exh-E-2
proceedings, or legal conclusions in connection with Communications Law, are accurate and fair summaries of the matters discussed therein.

     (ii) The execution, delivery and performance of the Company of its obligations under the Transaction Agreements will not contravene, violate or conflict with the Communications Law; and no consent, approval, authorization or order or qualification with the FCC is required for performance by the Company of its obligations thereunder.

     (iii) To our Knowledge, after Our Inquiry, the Company has made all material reports and filings, and paid all fees, required by the FCC applicable to the Company or its existing operations as they are described in the Offering Memorandum, and has all such licenses, certificates, orders, permits, authorizations, consents and approvals of and from the FCC as are necessary to own, lease, license and use its properties and assets and for the operation of its business as it we understand currently exists.

     (iv) To Our Knowledge, after Our Inquiry, no proceeding has been instituted or is threatened in writing by the FCC against the Company which if decided adversely with respect to the company would have a materially adverse affect on the company's operations in the aggregate; and

     (v) We have not been retained to devote substantial attention to any matter or claim which, if true, would constitute a material violation of the Communications Law by the Company.

     This opinion is being provided to you only for your use in connection with the Agreement and may not be quoted to, copied, delivered to, or relied upon by anyone other than you in connection with the Agreement, and for no other purpose, without our prior written consent. This opinion is effective only as of the date hereof and we undertake no professional responsibility to advise you as to any subsequent event either in the nature of a change of fact or law, as to which we may become aware. This opinion should not be assumed to state general principles of law applicable to transactions of this kind.

     Lukas, McGowan, Nace & Gutierrez, Chartered


                                    Exh-E-3

                                                                      Exhibit F

                   FORM OF OPINION OF  HENDREN & ANDRAE, LLC,
              SPECIAL MISSOURI REGULATORY COUNSEL TO THE COMPANY,
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)



     (1) The information in the Offering Memorandum under the captions "Risk Factors - General Regulatory Framework," "Risk Factors - Competition" and "Business - Telecommunications Regulations," to the extent that it constitutes matters of law, summaries of legal matters or proceedings, or legal conclusions, are accurate and fairly summarize the matters discussed therein.

     (2) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Warrants and the Securities will not contravene, violate or conflict with any Missouri State telecommunications law, rules or regulations ("State Law") or applicable to the Company or result in termination or revocation of any of the Company's Missouri State authority overseeing telecommunications matters ("State Authority"). Further, the Company is not in violation of, or in default under, any other Missouri State telecommunications law.

     (3) The Company has made all reports and filings, and paid all fees, required by the Missouri State authorities, and has all such licenses, certificates, orders, permits, authorizations, consents and approvals of and from and has made all filings and registrations with, the Missouri State authorities as is necessary to own, lease , license and use its properties and assets and for the lawful operation of its business in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum. The Company's Missouri State Telecommunications Licenses are in full force and effect and, to the best of such counsel's knowledge, no proceeding has been instituted or is threatened, pending or contemplated, which in any manner affects or draws into question the validity or effectiveness thereof; such Missouri State Telecommunications Licenses contain no materially burdensome restrictions not customarily imposed by the Missouri State authorities on telecommunication companies of the same class and type.


                                    Exh-F-1

                                                                      Exhibit G

              FORM OF OPINION OF  WRIGHT, LINDSEY & JENNINGS, LLP,
              SPECIAL ARKANSAS REGULATORY COUNSEL TO THE COMPANY,
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)

     (1) The information in the Offering Memorandum under "Risk Factors - General Regulatory Framework," "Risk Factors -- Competition" and "Business -- Telecommunications Regulations," to the extent that it constitutes matters of law, summaries of legal matters or proceedings, or legal conclusions, are accurate and fairly summarize the matters discussed therein.

     (2) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement, the Warrants and the Securities will not contravene, violate or conflict with any Arkansas State telecommunications law, rules or regulations ("State Law") or applicable to the Company or result in termination or revocation of any of the Company's Arkansas State authority overseeing telecommunications matters ("State Authority"). Further, the Company is not in violation of, or in default under, any other Arkansas State telecommunications law.

     (3) The Company has made all reports and filings, and paid all fees, required by the Arkansas State authorities, and has all such licenses, certificates, orders, permits, authorizations, consents and approvals of and from and has made all filings and registrations with, the Arkansas State authorities as is necessary to own, lease , license and use its properties and assets and for the lawful operation of its business in the manner and to the full extent now operated or proposed to be operated as described in the Final Memorandum. The Company's Arkansas State Telecommunications Licenses are in full force and effect and, to the best of such counsel's knowledge, no proceeding has been instituted or is threatened, pending or contemplated, which in any manner affects or draws into question the validity or effectiveness thereof; such Arkansas State Telecommunications Licenses contain no materially burdensome restrictions not customarily imposed by the Arkansas State authorities on telecommunication companies of the same class and type.

                        FORM OF OPINION OF EVANS & DIXON
                          TO BE DELIVERED PURSUANT TO
                                  SECTION 5(e)


     (1) The information set forth in the Offering Memorandum in the first paragraph under "Business -- Litigation," in each case insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly summarizes the matters referred to therein in all material respects.